UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

WILLIAM PENN BANCORP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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William Penn Bancorp, Inc.
8150 Route 13
Levittown, Pennsylvania 19057
(215) 945-1200

October 4, 2010

Dear Fellow Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of William Penn Bancorp, Inc., the holding company for William Penn Bank, FSB.  The Annual Meeting will be held at the Hampton Inn & Suites Newtown, 1000 Stoney Hill Road, Yardley, Pennsylvania on Wednesday, November 3, 2010 at 10:00 a.m., Eastern Time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.  During the meeting, we will also report on the operations of the Company.  Directors and officers of the Company will be present to respond to any questions stockholders may have.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING.  Your vote is important, regardless of the number of shares you own.  Voting by proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.  On behalf of your Board of Directors, we thank you for your interest and support.

Sincerely,

/s/ Terry L. Sager

Terry L. Sager
President and Chief Executive Officer

William Penn Bancorp, Inc.
8150 Route 13
Levittown, Pennsylvania 19057
(215) 945-1200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 3, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of William Penn Bancorp, Inc. will be held at the Hampton Inn & Suites Newtown, 1000 Stoney Hill Road, Yardley, Pennsylvania on Wednesday, November 3, 2010 at 10:00  a.m., Eastern Time, for the following purposes:

1.	To elect two directors;

2.	To ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditors for the fiscal year ending June 30, 2011; and

3.	To consider any other matters that may properly come before the Annual Meeting.

Any action may be taken on any one of the above proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.  Only stockholders of record at the close of business on September 15, 2010 are entitled to vote at the Annual Meeting and any adjournments thereof.

You are requested to complete and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope.  The proxy card will not be used if you attend the Annual Meeting and vote in person.  To obtain directions to attend and vote at its Annual Meeting in person, call (215) 945-1200.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Steven Gillespie
Steven Gillespie Corporate Secretary

Levittown, Pennsylvania
October 4, 2010

Important Notice Regarding Internet
Availability of Proxy Materials
For the Stockholder Meeting to be
Held on November 3, 2010
The Proxy Statement and Annual Report to
Shareholders are available at
www.willpenn.com/links.aspx

PROXY STATEMENT
of
WILLIAM PENN BANCORP, INC.
8150 Route 13
Levittown, Pennsylvania  19057
(215) 945-1200

ANNUAL MEETING OF STOCKHOLDERS
November 3, 2010

GENERAL

This proxy statement is being furnished to stockholders of William Penn Bancorp, Inc. by the Company’s Board of Directors in connection with its solicitation of proxies for use at the 2010 Annual Meeting of Stockholders to be held at the Hampton Inn & Suites Newtown, 1000 Stoney Hill Road, Yardley, Pennsylvania on Wednesday, November 3, 2010 at 10:00 a.m., Eastern Time.  This proxy statement and the accompanying form of proxy are first being sent to stockholders on or about October 4, 2010.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $.10 par value (the “Common Stock”), as of the close of business on September 15, 2010 (the “Record Date”).  If your shares are held by a broker or other intermediary, you can only vote your shares in person at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee).  As of the Record Date, a total of 3,641,018 shares of Common Stock were outstanding.  Each share of Common Stock has one vote in each matter presented.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card.  All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card.  If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends a vote “FOR” each of its nominees for director and “FOR” the ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditors for the fiscal year ending June 30, 2011.

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors.  This includes a motion to adjourn the Annual Meeting to solicit additional proxies.  If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy.  The Company does not know of any other matters to be presented at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting.  To revoke your proxy you must either advise the Company’s Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person.  Attendance at the Annual Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted.  Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.  If you wish to change your voting instructions after you have returned a voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Internet Access to Proxy Materials

Copies of this Proxy Statement and the 2010 Annual Report to Stockholders are available on the internet at www.willpenn.com/links.aspx.  Stockholders can elect to receive future proxy statements and annual reports over the internet rather than in printed form.  Stockholders of record can make this election by calling toll-free to 877-276-3165, sending an e-mail to webmaster.willpenn@verizon.net, or by following the instructions at www.willpenn.com/links.aspx.  If you hold your shares in street name, please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to access future proxy materials over the internet.

Participants in the William Penn Bank, FSB Employee Stock Ownership Plan and 401(k) Retirement Savings Plan

If you are a participant in the William Penn Bank, FSB Employee Stock Ownership Plan (the “ESOP”) or hold Common Stock through the William Penn Bank, FSB 401(k) Retirement Savings Plan (the “401(k) Plan”), you will receive a voting instruction form from each plan that reflects all shares you may vote under these plans.  Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account.  Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees as directed by the ESOP Committee consisting of the outside directors of the Board.  Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Common Stock credited to your account in the 401(k) Plan.  The 401(k) Plan trustee will vote all shares for which it does not receive timely instructions from participants at the direction of the Company’s Board of Directors or the Plan Committee of the Board.  The deadline for returning your voting instruction form to the trustees of the ESOP and 401(k) Plan is October 27, 2010.

Vote Required

The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting.  If you return a valid proxy or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting.  Broker non-votes will be counted as present for purposes of determining the existence of a quorum.  A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote.  There is no cumulative voting in the election of directors.  Directors must be elected by a plurality of the votes cast at the Annual Meeting.  This means that the nominees receiving the greatest number of votes will be elected.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of S.R. Snodgrass, A.C. as independent auditors for the 2011 fiscal year, you may vote in favor of the proposal, against the proposal or abstain from voting.  To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Broker non-votes and abstentions will not be counted as votes cast on the proposal and therefore will have no effect on the outcome of the voting on this proposal.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

The following table sets forth, as of the Record Date, certain information as to those persons who were known to be the beneficial owners of more than five percent (5%) of the Company’s outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding (2)

William Penn, MHC 8150 Route 13 Levittown, Pennsylvania 19057	2,548,713		70.0%

Tyndall Capital Partners, L.P. 599 Lexington Avenue, Suite 4100 New York, New York 10022	221,617	(3)	6.1%

Joseph Stilwell Stilwell Management LLC Stilwell Value LLC Stilwell Offshore Ltd. Stilwell Associates, L.P. Stilwell Partners, L.P. Stilwell Value Partners VI, L.P. 26 Broadway, 23rd Floor New York, New York 10004	324,943	(4)	8.9%

All directors and executive officers as a group (8 persons)	96,712	(5)	2.7%

__________________________________
(1)
For purposes of this table, a person is deemed to be the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power with respect to such shares or has a right to acquire beneficial ownership at any time within 60 days from the Record Date.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.  Except as otherwise noted, ownership is direct, and the named persons or group exercise sole voting and investment power over the shares of the Common Stock.

(footnotes continued on following page)

(2)
In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group have the right to acquire through the exercise of options or otherwise within 60 days of the Record Date.

(3)
According to the most recent amendment to the Schedule 13G filed by Tyndall Capital Partners, L.P. on February 16, 2010, 150,684 shares are owned by Tyndall Partners, L.P., a Delaware limited partnership (“Tyndall”), 70,933 shares are owned by Tyndall Institutional Partners, L.P., a Delaware limited partnership (“Tyndall Institutional”), and 25,000 shares are owned by Jeffrey Halis.  Tyndall Capital Partners, L.P. is the general partner of Tyndall and Tyndall Institutional.  Mr. Halis is the manager of Jeffrey Management, LLC, the general partner of Tyndall Capital Partners, L.P., and he possesses the sole power to vote and the sole power to direct the disposition of all shares held by Tyndall and Tyndall Institutional.

(4)
According to the most recent amendment to the Schedule 13D filed by the reporting persons on March 2, 2010, the reporting persons each have shared voting and dispositive power over 324,943 shares.  Joseph Stilwell is the managing and sole member of Stilwell Value LLC which is the general partner of Stilwell Associates, L.P. and Stilwell Value Partners VI, L.P and the managing and sole member of Stilwell Management LLC which is the manager of Stilwell Offshore Ltd.

(5)
Includes 36,500 shares held in executive officers’ accounts in the 401(k) Plan, 4,312 shares allocated to  executive officers’ accounts in the ESOP and 20,765 shares held by spouses or in IRAs or profit-sharing plans of directors and executive officers.  Excludes 69,908 unallocated shares held by the ESOP.  Directors Feeney, Davis, Burton and Parry serve as the ESOP trustees and vote such shares as directed by the ESOP Committee, subject to such trustees’ fiduciary duties.

PROPOSAL I – ELECTION OF DIRECTORS

The Company’s Board of Directors is composed of six members.  Under the Company’s Bylaws, directors are divided into three classes, as nearly equal in number as possible.  Each class serves for a three-year term, with one class of directors standing for election at each annual meeting.  The Board of Directors has nominated directors Terry L. Sager and William J. Feeney (the “Nominees”) to serve as directors for additional three-year terms.

Each of the Nominees has consented to be named in this proxy statement and to serve, if elected.  If any Nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board knows of no reason why any Nominee might be unavailable to serve.

Under our Bylaws, directors are elected by a plurality of the votes cast at an Annual Meeting at which a quorum is present.  Votes that are not cast at the Annual Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or withheld from a nominee.  Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named Nominees.

The following table sets forth the names of the Board’s nominees for election as directors of the Company, of those directors who will continue to serve as such after the Annual Meeting and for each executive officer who is not a director.  Also set forth is certain other information with respect to each person’s age, their positions with the Company, the year he or she first became a director of the Company’s wholly owned subsidiary, William Penn Bank, FSB (the “Bank” or “William Penn”), the expiration of his or her term as a director, and the number and percentage of shares of the Common Stock beneficially owned.  All current directors, except for Terry L. Sager, were initially appointed as directors of the Company in 2008 in connection with the Company’s incorporation and also serve as directors of William Penn, MHC.  Terry L. Sager was appointed a director of the Company in May 2010.

Name and Positions with Company	Age (1)	Year First Elected as Director of the Bank	Current Term to Expire	Shares of Common Stock Beneficially Owned (1)(2)		Percent of Class

BOARD NOMINEES FOR TERMS TO EXPIRE IN 2013
Terry L. Sager President and Chief Executive Officer, Director	49	2010	2010	6,098	(3)	*
William J. Feeney Chairman of the Board, Director	66	1985	2010	20,000		*

DIRECTORS CONTINUING IN OFFICE
Craig Burton Director	62	1993	2011	4,800	(4)	*
Glenn Davis Director	58	1986	2011	5,000		*
Charles Corcoran Executive Vice President, and Chief Financial Officer, Director	58	1989	2012	26,482	(5)	*
William B.K. Parry, Jr. Director	62	1986	2012	22,500	(6)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
James D. Douglas Vice President, Chief Lending Officer	58	NA	NA	11,511	(7)	*
Aswini U. Hiremath Chief Accounting Officer	34	NA	NA	321	(8)	*
______________________
*	Less than 1.0% of shares outstanding.
(1)	As of the Record Date.
(2)	Excludes 69,908 unallocated shares held by the ESOP for which Directors Feeney, Davis, Burton and Parry serve as plan trustees.
(3)	Includes 1,500 shares held through 401(k) Plan and 1,098 shares allocated to her account in the ESOP.
(4)	Includes 800 shares held by spouse.
(5)	Includes 25,000 shares held through 401(k) Plan and 1,482 shares allocated to his account in the ESOP.
(6)	Includes 14,000 shares held by profit-sharing plan, 2,535 shares held by spouse and 3,430 shares held in IRA.
(7)	Includes 10,000 shares held through 401(k) Plan and 1,511 shares allocated to his account in the ESOP.
(8)	Includes 221 shares allocated to her account in the ESOP.

Business Experience and Qualifications of Directors

The Board believes that the many years of service that our directors have had at the Company and the Bank or at other financial institutions is one of the directors’ most important qualifications for service on the Board.  This service has given them extensive knowledge of the banking business and the Company.  Furthermore, their service on Board committees, especially in areas of audit, compliance and compensation is critical to their ability to oversee the management of the Bank by our executive officers.  Service on the Board by the Chief Executive Officer is critical to aiding the outside directors to understand the crucial and complicated issues that are common in the banking business.  Each outside director brings special skills, experience and expertise to the Board as a result of their other business activities and associations.

Terry L. Sager was appointed President and Chief Executive Officer on April 5, 2010 and was appointed to the Board of Directors in May 2010.  She was  previously our Corporate Secretary and Treasurer.  She is a certified public accountant and served as our principal accounting officer until July 2008.  She is also responsible for human resources and employee benefits.  She also serves as a director of the William Penn Bank Community Foundation.  Ms. Sager joined the Bank in 1986.  Her many years of service in many areas of operations at the Bank and duties as an executive officer of the Company and the Bank bring a special knowledge of the financial, economic and regulatory challenges the Company faces and makes her well-suited to educating the Board on these matters.

William J. Feeney is a retired Police Chief, Richboro, Pennsylvania.  Mr. Feeney is the president of KevinBuilt, Inc., a Plumsteadville, Pennsylvania building contractor and the owner of Occasions of Naples, Inc. (flowers and gifts) located in Naples, Florida.  His participation in our local community for 30 years brings knowledge of the local economy and business opportunities for the Bank.

Craig Burton is a Partner in Burton & Browse LLP, Certified Public Accountants, located in Newtown, Pennsylvania.  He is a certified public accountant.  His participation in our local community for 38 years brings knowledge of the local economy and business opportunities for the Bank.

Glenn Davis retired as the president and owner of Davis Pontiac, Inc. (auto dealership) of Richboro, Pennsylvania in December 2007. His participation in our local community for over 36 years brings knowledge of the local economy and business opportunities for the Bank.

Charles Corcoran is currently Executive Vice President and Chief Financial Officer.  He was President and Chief Executive Officer until April 2010.  He joined the Bank in 1979, was elected to the Board of Directors in 1989 and became president in 1993.  Mr. Corcoran also serves as our principal financial officer and as a director of the William Penn Bank Community Foundation.  His many years of service in many areas of operations at the Bank and duties as an executive officer of the Company and the Bank bring a special knowledge of the financial, economic and regulatory challenges the Company faces and makes him well-suited to educating the Board on these matters.

William B.K. Parry, Jr. is President of William B. Parry & Son, Ltd. (insurance agency) Langhorne, Pennsylvania in which he is the majority owner.  He is also president of Bucks County Contributionship, a mutual insurance company.  His participation in our local community for 38 years brings knowledge of the local economy and business opportunities for the Bank.

Business Background of Our Executive Officers Who Are Not Directors

The business experience for the past five years of each of the Company’s executive officers who are not directors is set forth below.  Unless otherwise indicated, the executive officer has held his or her position for the past five years.

James D. Douglas is our Vice President and serves as the chief lending officer.  He also serves as a director of the William Penn Bank Community Foundation.  Mr. Douglas joined the Bank in 1978.

Aswini U. Hiremath was appointed chief accounting officer in July 2008.  Prior to joining the Company’s accounting staff in January, 2008, Ms. Hiremath had been a staff accountant at Sterling Bank, Mount Laurel, New Jersey, since 2006.  Prior to Sterling, she had been employed at William Penn Bank, FSB in financial reporting.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that Directors Feeney, Parry, Davis and Burton would be considered independent under the independence standards of The Nasdaq Stock Market if the Common Stock were listed thereon.  In determining which directors are independent, the Board of Directors considered the deposit and other relationships which directors have with the Bank as well as the relationships described under “Related Party Transactions” but determined that these relationships did not affect their independence.  Any loans and deposits made by or accepted by the Bank were on substantially the same terms that would be granted to other customers with similar credit or deposit balances.  The Board of Directors also considered the commissions paid to William B. Parry & Son, Ltd. of which Director Parry is president and determined that such commissions were not sufficient to impair Mr. Parry’s independence under the rules of The Nasdaq Stock Market.  The Board, however, determined that such commissions would cause him not to be considered independent for purposes of the independence standards applicable to members of the audit committee of a listed company under the Sarbanes-Oxley Act of 2002.  There are no members of the Audit Committee other than Mr. Parry who would not meet the independence standards of The Nasdaq Stock Market for Audit Committee members and no members of the Audit Committee who could only serve under exceptions to these standards.

Board Leadership Structure and Role in Risk Oversight

Under the Board of Directors’ current leadership structure, the offices of Chairman of the Board and Chief Executive Officer are held by separate individuals.  William J. Feeney serves as Chairman of the Board of Directors.  Mr. Feeney is an independent director and does not serve in any executive capacity with the Company.  The Company’s Chief Executive Officer is Terry L. Sager.  Although the offices of Chairman of the Board and Chief Executive Officer are currently held by separate individuals, the Board of Directors has not made a determination that this is the appropriate leadership structure for the Board of Directors in all circumstances and reserves the right to combine these offices in the future if deemed appropriate under the circumstances.

The Board of Directors has general authority over the Company’s risk oversight function with authority delegated to various board committees to review risk management policies and practices in specific areas of the Company’s business.  The Audit Committee is primarily responsible for overseeing the Company’s risk management.  The Audit Committee works closely with officers involved in the risk management function including the internal audit staff who report directly to the Audit Committee.

Director Attendance

Our Board of Directors holds regular and special meetings as needed.  During the fiscal year ended June 30, 2010, the Company’s Board of Directors met 6 times and the Bank’s Board of Directors held 25 regular meetings.  No director attended fewer than 75% of the total number of meetings of the Board of Directors held during fiscal year 2010 and the total number of meetings held by all committees on which the director served during the year.  We encourage directors to attend annual meetings of stockholders.  All five directors then serving attended last year’s annual meeting of stockholders.

Committees of the Board of Directors

In addition to various other board committees, William Penn Bancorp, Inc. has an Audit Committee, a Personnel Committee and a Nominating Committee as described below.

Audit Committee.  The Audit Committee consists of Directors Feeney, Davis, Burton and Parry.  The Board of Directors has determined that Mr. Burton is an audit committee financial expert within the meaning of the regulations of the Securities and Exchange Commission. The Board of Directors has determined that each of the members of the Audit Committee, including Mr. Burton, would be independent in accordance with the listing requirements for The Nasdaq Stock Market, including the requirements specifically applicable to audit committee members of listed companies, except for Mr. Parry.  Representatives of the committee meet quarterly with the internal auditors.  This committee’s main responsibilities include oversight of the external and internal auditors and review of audit reports. The Company has adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the proxy statement for the 2008 annual meeting.  A current copy of the Audit Committee charter is not available on our website.  The Audit Committee met five times during fiscal year 2010.

Personnel Committee.  The Personnel Committee acts as a compensation committee and consists of Directors Feeney, Davis, Burton and Parry.  This committee meets annually and as needed.  The responsibilities of this committee include review of salary and bonus recommendations made by management.  President Sager makes salary recommendations to the Personnel Committee but does not participate in committee decisions regarding her own compensation.  The Personnel Committee relies on peer bank information regarding salary levels provided by the OTS, consultants, and salary surveys when reviewing recommendations.  The Board of Directors has not adopted a charter for the Personnel Committee.  The Personnel Committee met once during fiscal year 2010.

Nominating Committee and Director Nominations Process.  William Penn Bancorp, Inc. does not have a standing nominating committee or committee performing similar functions.  In accordance with the Bylaws, the full Board of Directors acts as a nominating committee for the selection of management’s nominees for director and each director participates in the nomination process.  All nominees are approved by a majority of the independent directors.  The Board of Directors believes that its procedures provide adequate assurance that nominations are approved by independent directors.  The Board of Directors will consider director candidates recommended by stockholders.  Any such recommendations must be submitted to the Secretary at least 120 days prior to the date of the Annual Meeting and should include the nominee’s name and qualifications for board membership.  The Board believes that all nominees for director, including stockholder nominees, should have: the highest personal and professional ethics and integrity; substantial business or other professional experience in the primary market area served by the Bank; commitment to enhancing the business and prospects of the Bank; ability to work with existing board members and management; ability to make appropriate level of commitment of time and resources to their duties as director; an understanding of banking and financial matters and the role of directors in the management of the Company; and substantial personal investment in the Common Stock.  The Committee and the Board of Directors may consider diversity in market knowledge, background, experience, qualifications, and other factors as part of its evaluation of each candidate.  All Board nominees for election at this year’s annual meeting are incumbent directors standing for re-election.  The Board of Directors met once as a nominating committee during fiscal year 2010.

Communications with Directors

The Board of Directors has not adopted a formal process for stockholders to send communications to the Board of Directors or individual directors in view of the infrequency of such communications.  Stockholders who wish to communicate with the Board of Directors should send their communications to the Secretary at the Company’s main office, 8150 Route 13, Levittown, Pennsylvania 19057.

EXECUTIVE COMPENSATION

Summary Compensation Table.  The following table sets forth the cash and non-cash compensation awarded to or earned during the last fiscal year by our principal executive officer and during the last two fiscal years by the two most highly compensated executive officers other than the principal executive officer whose total compensation (excluding compensation attributable to non-qualified deferred compensation earnings) during the fiscal year ended June 30, 2010 exceeded $100,000 for services rendered in all capacities to William Penn Bancorp, Inc. and William Penn Bank, FSB.

Name and Principal Position	Fiscal Year	Salary	Bonus	All Other Compensation(1)	Total
Terry L. Sager President and Chief Executive Officer	2010	$120,188	$750	$15,953	$136,891

Charles Corcoran Executive Vice President and Chief Financial Officer	2010 2009	$120,000 115,000	$750 —	$18,104 16,015	$138,854 131,015

James D. Douglas Vice President, Chief Lending Officer	2010 2009	$128,998 125,000	$750 2,500	$23,038 18,711	$152,786 146,211

____________________
(1)
Excludes value of personal use of company automobile and certain other perquisites and other personal benefits with an aggregate value of less than $10,000.  For 2010, all other compensation included the following:

	401(k) Plan Employer Matching and Profit Sharing Contributions	ESOP Allocation	Health Insurance Waiver	Excess Group Term Life Insurance
Terry L. Sager	$7,997	$7,790	$—	$166
Charles Corcoran	$8,429	$8,951	$—	$661
James D. Douglas	$9,318	$10,004	$3,200	$516

Retirement and Other Arrangements.  The Company has various arrangements with Ms. Sager and Messrs. Corcoran and Douglas pursuant to which they may become eligible for retirement benefits or payments in connection with a termination of their employment or a change in control of the Company.

Deferred Compensation Plan.  William Penn Bank, FSB maintains a deferred compensation plan for officers, which permits participants in the plan to defer a portion of their compensation.  Such deferred amounts are maintained as a book reserve and are credited annually with an investment return equal to the highest rate offered by the Bank on its certificates of deposit.  Normal retirement age is 65.  Upon normal retirement age, death or disability, the participant will receive 120 monthly installments.  If the participant is terminated for other than attainment of age 65, death, or disability, the amounts deferred shall continue to be invested and held until the participant reaches age 65.  If the participant dies before receiving the 120 monthly payments, the designated beneficiary shall receive the remaining value in a lump sum within 60 days.  Installment payments to be made to the participant shall commence on the first day of the month next following the date of the termination of the participant’s employment.  In the event of a change-in-control, the participant is entitled to take a lump sum distribution of the amount in their account.

Mr. Corcoran is the only officer participating in the deferred compensation plan for officers.  He did not, however, defer any of his salary for the fiscal year ended June 30, 2010.  The amounts credited to his account under this plan for those years in which he does defer a portion of his salary earn interest at a rate adjusted annually equal to the highest rate offered by the Bank on its certificates of deposit as adjusted on December 31st of each year.  The current rate on earnings under the plan is 3.2%.

401(k) Retirement Savings Plan. We maintain a tax-qualified defined contribution retirement savings plan (the “401(k) Plan”), for all employees of the Bank who have satisfied the plan’s eligibility requirements.  All employees who are at least 21 years of age are eligible to make employee contributions to the Plan immediately upon their date of hire with the Bank.  Eligible employees may contribute up to 50% of their compensation to the plan on a pre-tax basis, subject to limitations imposed by the Internal Revenue Code of 1986, as amended.  Under the plan, the Bank makes matching contributions equal to 25% of participants’ elective deferrals, up to a maximum of 12% of annual compensation, for eligible employees.  Employees are eligible for matching contributions after they have completed one year of service with the Bank.  One year of service is a 12-month consecutive period during which the employee completes at least 1,000 hours of service.  Participants are 100% vested in their salary deferrals as well as the Bank’s contributions.  Additionally, at the end of every plan year, the Bank may, at the discretion of the Board of Directors, make a profit sharing contribution.  If a profit sharing contribution is made for a plan year, employees share in the contribution based on their compensation.  The Board of Directors approved a $60,000 profit sharing contribution for the fiscal year ended June 30, 2010.  Participants have individual accounts under the plan and may direct the investment of their accounts among a variety of investment funds, including a William Penn Bancorp, Inc. Stock Fund.  The stock fund permits participants to invest their 401(k) plan funds in the Common Stock.

Pension Plan.  Until January 2008, William Penn Bank, FSB maintained a qualified noncontributory defined benefit pension plan for eligible employees.  All employees who worked for a period of one year of service were eligible to accrue benefits under the pension plan.  Annual contributions to the pension plan were made in order to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended.

Under the plan’s pension formula, annual retirement income was equal to 47% of highest average pay, multiplied by a fraction based on actual years of credited service divided by the years of credited service up to the normal retirement date of age 65.  The pension plan provided for early retirement at age 55 with a reduced benefit.  The accrued benefit is further pro-rated for years of service less than 30 at age 65.

Average pay equaled the highest average of total annual pay during any five consecutive calendar years within the last ten years.  Credited service meant uninterrupted years and months of employment with William Penn during which a participant received pay for at least 1,000 hours of employment.

In March 2008, the present value of accrued benefits were paid out to participants in the Plan.

Employee Stock Ownership Plan. In connection with the minority stock offering, the Bank established the William Penn Bank, FSB Employee Stock Ownership Plan (the “ESOP”) for the exclusive benefit of participating employees of the Bank.  Participating employees are full-time employees who have completed at least one year of service and have attained the age of 21.

The ESOP is funded by contributions made by the Bank in cash or Common Stock.  Benefits may be paid either in shares of Common Stock or in cash.  The ESOP borrowed funds with which to acquire

 8% of the aggregate shares sold in the offering including shares contributed to the William Penn Bank Community Foundation.  The loan is secured by the shares purchased and earnings of employee stock ownership plan assets.  Shares purchased with loan proceeds are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the ESOP and shares released from the suspense account will be allocated annually among participants on the basis of total taxable cash compensation.  All participants must have completed a year of service during the plan year, or have terminated employment following death, disability or retirement, in order to receive an allocation.  Employment service before the adoption of the ESOP is credited for the purposes of vesting.  Contributions to the ESOP by the Bank are discretionary.  In the event of the acquisition of the Bank or its common stock by an unrelated third party, the ESOP shall terminate and all participant accounts shall become fully vested and non-forfeitable.

The Board of Directors has appointed the non-employee directors to a committee that will administer the ESOP and serve as its trustees.  The trustees must vote all allocated shares as directed by plan participants.  Unallocated shares and allocated shares for which no timely direction is received will be voted as directed by the Board of Directors or the ESOP committee, subject to the trustees’ fiduciary duties.

Employment Agreements.  We do not currently have employment or severance/change in control agreements with any of our employees.  The Board of Directors may, however, consider the implementation of agreements with key personnel in order to ensure the Bank can retain such individuals.

DIRECTOR COMPENSATION

Set forth below is a table providing information concerning the compensation of the directors of William Penn Bancorp, Inc. who are not Named Executive Officers for the last completed fiscal year.

Name	Fees Earned or Paid in Cash	All Other Compensation	Total

William J. Feeney	$31,200	$—	$31,200
Craig Burton	$29,400	$—	$29,400
Glenn Davis	$29,400	$—	$29,400
William B. K. Parry, Jr.	$29,400	$—	$29,400

Board Fees.  Directors currently are paid a fee of $1,600 per month as board fees.  There are two meetings each month.  The Chairman receives an extra $150 per month ($1,800 annually).  Fees for board meetings represent $19,200 of the total amount shown above for each director other than Mr. Feeney, who currently serves as Chairman.  Directors receive $600 per month for attendance at meetings of the Asset Liability Committee and/or the Asset Review Committee, both of which meet monthly.  Directors receive $600 for attendance at meetings of the Personnel Committee, which meets annually, and $600 for attendance at meetings of the Audit Committee, which meets quarterly.  Each director’s fiscal 2010 compensation includes $10,200 of committee meeting fees.

Each director of the Bank also serves on the Boards of Directors of William Penn Bancorp, Inc. and William Penn, MHC.  At this time, however, no additional compensation is paid for service on those Boards; the directors are compensated only by the Bank.  Ms. Sager and Mr. Corcoran, who are the only directors at this time who are also employees, are not compensated for serving as a director.

Deferred Compensation Plan for Directors.  The Bank has established a deferred compensation plan for its directors.  Under the deferred compensation plan, the director may defer all or part of his annual compensation as a director.  The principal amount of compensation deferred together with the interest accrued on that amount will earn a return at a rate equal to the highest rate offered on William Penn certificates of deposit on December 31, adjusted annually.  The earnings rate on deferrals is currently 3.2%.  The participant, or, in the even of his/her death, his/her beneficiary, shall receive distributions beginning on the first day of the first month after the earlier of (i) the participant’s death or (ii) the later of (1) the participant’s ceasing for any reason (other than death) to be a member of the Board of Directors of William Penn or (2) the participant reaching age 70.  The deferred compensation plan is payable either in (1) a lump sum payment, (2) 120 equal monthly payments or (3) equal installments.  In the event of death, the payments will be made to a designated beneficiary.  The participant may request a withdrawal under the deferred compensation plan for a severe hardship prior to age 70.

No fees were deferred by directors in fiscal 2010.

Directors Consultation and Retirement Plan.  The Bank’s Directors Consultation and Retirement Plan provides retirement benefits to the directors of the Bank who are not employees.  The retirement benefit is calculated as the average of the director’s total monthly compensation during the 60 calendar months prior to retirement, or $900 if greater, times a percentage (if less then 10 years of service - 0%, 10 but less than 15 years - 50%, and 15 or more years -100%).

The benefit is payable upon attainment of ten years of service as a director.  Such benefit is payable for 120 months.  Upon the death of a participant who is receiving benefit payments under the plan prior to his or her death, the remaining number of benefit payments to be made under the plan shall be paid to the beneficiary after the participant’s death.  Upon the death of a participant who is not receiving benefit payments under the plan prior to his or her death, the beneficiary shall receive 120 monthly payments.  If a beneficiary dies after the participant but prior to receiving all payments under the plan, then the remaining payments will continue to be paid to the beneficiary’s estate in the form of a lump-sum payment.

Upon a change in control if the director suffers a termination of service, then the director shall be presumed to have 15 years of service as of such date of change in control and shall receive a lump sum payment equal to the present value of the payment.  Upon a disability, the director shall be presumed to have 10 years of service and shall receive benefits on the first day of the calendar month after the disability.

RELATED PARTY TRANSACTIONS

William Penn Bank originates loans and extends credit to its directors, executive officers and their family members in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with parties not related to William Penn Bank.  These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

The Bank has an employee loan program whereby employees, excluding executive officers, may obtain a discounted interest rate on their home mortgage loan compared to those prevailing at the time for comparable loans with persons not related to William Penn Bank.  The following information is furnished with regard to loans outstanding under this program to executive officers.  All such loans were originated prior to their becoming executive officers.

Name of Employee	Largest Principal Amount Outstanding During Fiscal 2010	Principal Amount Outstanding at June 30, 2010	Amount of Principal Paid During Fiscal 2010	Amount of Interest Paid During Fiscal 2010	Interest Rate Payable
Terry L. Sager	$134,000	$111,570	$22,430	$4,937	3.62%

Aswini U. Hiremath	$168,000	$138,557	$29,443	$6,256	4.37%

PROPOSAL II – RATIFICATION APPOINTMENT OF
INDEPENDENT AUDITORS

S.R. Snodgrass, A.C. served as the Company’s independent auditors for the last fiscal year and the Board of Directors has appointed S.R. Snodgrass, A.C. to serve as the Company’s independent auditors for the current fiscal year subject to ratification of their appointment by stockholders.  A representative of S.R. Snodgrass, A.C. is expected to attend the Annual Meeting and therefore will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

Fees paid by the Company to its principal accountant for professional services for each of the last two fiscal years are set forth below:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2010	$79,774	$—	$9,625	$—
2009	$69,216	$—	$12,500	$—

Audit Fees include fees billed by the Company’s independent auditors for professional services rendered for the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during the fiscal years ended June 30, 2010 and 2009.

Audit-Related Fees include fees billed by the Company’s independent auditors for services provided for the years ended June 30, 2010 and 2009.  The services comprising these fees consist of consultation concerning financial accounting and reporting standards and services related to the various registration statements filed with the Securities and Exchange Commission.  No such fees were billed during the fiscal years ended June 30, 2010 and 2009.

Tax Fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning.  This category also includes services related to tax disclosure and filing requirements.

All Other Fees are fees billed for professional services other than those listed under Audit Fees, Audit-Related Fees and Tax Fees.  No such fees were billed during the fiscal years ended June 30, 2010 and 2009.

The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose.  There were no non-

audit services described above that were not recognized as such at the time of the engagement and were approved after the fact pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast in person or by proxy by the stockholders at the Annual Meeting.  The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditors for the 2011 fiscal year.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with S.R. Snodgrass, A.C., the Company’s independent registered public accounting firm, the matters required to be discussed under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  In addition, the Audit Committee received from S.R. Snodgrass, A.C. the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding S. R. Snodgrass, A.C.’s communications with the Audit Committee concerning independence and has discussed with representatives of S.R. Snodgrass, A.C. their independence.

The Audit Committee has reviewed the non-audit services currently provided by the Company’s independent registered public accounting firm and has considered whether the provision of such services is compatible with maintaining the independence of the Company’s independent registered public accounting firm.

Based on its review of the financial statements, its discussion with S.R. Snodgrass, A.C. and the written materials provided by S.R. Snodgrass, A.C. and the related discussion with S.R. Snodgrass, A.C. of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended June 30, 2010, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

William J. Feeney	Craig Burton
Glenn Davis	William B. K. Parry, Jr.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Securities and Exchange Commission regulations require the Company’s officers, directors and persons who own more than 10% of the outstanding Common Stock to file reports detailing their ownership and changes of ownership in the Common Stock, and to furnish the Company with copies of these reports.  Based solely on its review of the reports received during the past fiscal year or with respect to the last fiscal year or written representations from these persons that they were not required to file annual reports of change in beneficial ownership, the Company believes that during fiscal year 2010, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with these reporting requirements.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement.  However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.

MISCELLANEOUS

The Company will bear the cost of soliciting proxies.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.  In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

ANNUAL REPORT TO STOCKHOLDERS

The Company’s 2010 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date.  Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company.  The Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.  A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date, upon written request to the Secretary, William Penn Bancorp, Inc., 8150 Route 13, Levittown, Pennsylvania 19057.

STOCKHOLDER PROPOSALS

To be eligible for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s main office at 8150 Route 13, Levittown, Pennsylvania 19057 no later than June 7, 2011.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.  Stockholder proposals, other than those submitted pursuant to the Exchange Act, to be considered at such Annual Meeting, must be stated in writing, delivered or mailed to the Secretary of the Company at least five days prior to date of the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Steven Gillespie
Steven Gillespie Corporate Secretary
Levittown, Pennsylvania
October 4, 2010

REVOCABLE PROXY WILLIAM PENN BANCORP, INC.
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS
November 3, 2010

The undersigned hereby appoints the Board of Directors of William Penn Bancorp, Inc. (the “Company”) and each of them, with full powers of substitution in each, to act as proxies for the undersigned, to vote all shares of Company’s common stock which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Hampton Inn & Suites Newtown, 1000 Stoney Hill Road, Yardley, Pennsylvania on Wednesday, November 3, 2010 at 10:00 a.m., and at any and all adjournments thereof, as follows:

   WITH                   FOR
FOR            HOLD                EXCEPT

1.The election as director   ☐           ☐       ☐
of the nominees listed
(except as marked to the
contrary below):

Terry L. Sager
William J. Feeney

INSTRUCTION:  To withhold authority to vote for a listed nominee(s), mark “FOR EXCEPT” and write the nominee’s name in the space provided below.
_______________________________

    FOR         AGAINST    ABSTAIN

2.The ratification of the      ☐           ☐       ☐
appointment of S.R.
Snodgrass, A.C. as the
Company’s independent
auditors for the fiscal year
ending June 30, 2011.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES AND FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.  THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date this proxy in the box below	Date
Stockholder sign above. Co-holder (if any) sign above.

Should the above stockholder be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The above stockholder acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement therefor and the 2010 Annual Report to Stockholders.
Please sign exactly as your name appears on this proxy card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

TO:           Participants in the 401(k) Retirement Savings Plan (“401K Plan”) for William Penn Bank, FSB

Date:           October 4, 2010

As described in the enclosed materials, your voting instructions are being requested as a participant under the William Penn Bank, 401(k) Retirement Savings Plan (“401K Plan”) in connection with an upcoming Annual Meeting of Stockholders of William Penn Bancorp, Inc. (“Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of two directors of William Penn Bancorp, Inc.

2.	To ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditors for the fiscal year ending June 30, 2011; and

We hope you will take advantage of the opportunity to direct the manner in which shares of Company Common stock allocated to your account under the 401K Plan will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report for the fiscal year ended June 30, 2010, and a 401K Plan Voting Instruction Form, which will permit you to vote the shares allocated to your 401K Plan account.  After you have reviewed these materials, we urge you to vote your shares held pursuant to the 401K Plan by marking, dating, signing the enclosed 401K Plan Voting Instruction Form and returning it to the 401K Plan Trustee in the enclosed envelope.  The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of Company.  If your voting instructions for the 401K Plan are not received in a timely manner, the shares allocated to your account will be voted by the 401K Plan Trustees at the direction of the Company’s Board of Directors, serving as the 401(k) Plan Administrator.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the 401K Plan.  You will receive other voting material for those shares owned by you individually and not under the 401K Plan.

Sincerely,

/s/ Terry L. Sager

Terry L. Sager
President and Chief Executive Officer

X	PLEASE MARK VOTES	401(k) VOTING INSTRUCTION FORM
	AS IN THIS EXAMPLE	WILLIAM PENN BANCORP, INC.

			With	For
		For	hold	Except
ANNUAL MEETING OF SHAREHOLDERS	1.	The election as director of the
NOVEMBER 3, 2010		nominees listed (except as
marked to the contrary below)

The undersigned hereby instructs the Trustee of the William Penn Bank		Terry L. Sager
401(k) Retirement Savings Plan (“401(k) Plan”) to vote, as designated		William J. Feeney
below, all the shares of Common Stock of William Penn Bancorp, Inc.
(“Company”) allocated to the 401(k) Plan account of the undersigned		INSTRUCTIONS: To withhold authority to vote for any individual
as of September 15, 2010 at the Annual Meeting of Shareholders (the		nominee, mark “For Except” and write the nominee’s name in the space
“Annual Meeting”), to be held at the Hampton Inn & Suites Newtown,		provided below.
1000 Stoney Hill Road, Yardley, Pennsylvania on November 3, 2010,
at 10:00 a.m. and that any and all adjournments thereof, in the following manner.

		For	Against	Abstain
2.	Ratification of the appointment
of S.R. Snodgrass, A.C. as the
Company’s independent auditor
for the fiscal year ending June 30, 2011.

If you return this 401(k) Plan Voting Instruction Form, properly signed, but you do not otherwise specify, shares allocated to your 401(k)
Plan account will be voted “FOR” the above listed nominees and
Proposal 2. If you do not return this Voting Instruction Form, your shares will be voted by the Trustee at the direction of the Company’s
Board of Directors serving as the 401(k) Plan Administrator.

The Company’s Board of Directors recommends a vote “FOR”
Please be sure to sign and date	Date	The above listed nominees and proposals. It is anticipated that the
this form in the box below.		Company’s Board of Directors, serving as the 401(k) Plan
Administrator, will (subject to its fiduciary duty) instruct the 401(k)
Plan Trustee to vote all shares for which no timely voting direction is received “FOR” the above listed nominees and proposals.

Sign above

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION FORM PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

     The above 401(k) Plan participant acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement therefore and the 2010 Annual Report to Shareholders.  Please sign exactly as your name appears on this form.  When signing as attorney, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE FORM IN THE ENVELOPE PROVIDED.

TO:           Participants in the Employee Stock Ownership Plan of William Penn Bank, FSB

Date:           October 4, 2010

As described in the enclosed materials, your voting instructions are being requested as a participant under the William Penn Bank, FSB Employee Stock Ownership Plan (the “ESOP”) in connection with an upcoming Annual Meeting of Stockholders of William Penn Bancorp, Inc. (“Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of two directors of William Penn Bancorp, Inc.

2.	To ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditors for the fiscal year ending June 30, 2011; and

We hope you will take advantage of the opportunity to direct the manner in which shares of Company Common stock allocated to your account under the ESOP will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report for the fiscal year ended June 30, 2010, and an ESOP Voting Instruction Form, which will permit you to vote the shares allocated to your ESOP account.  After you have reviewed these materials, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing the enclosed ESOP Voting Instruction Form and returning it to the ESOP Trustee in the enclosed envelope.  The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of Company.  If your voting instructions for the ESOP are not received in a timely manner, the shares allocated to your account will be voted by the ESOP Trustees at the direction of the ESOP Committee of the Board consisting of the outside directors of the Company.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the ESOP.  You will receive other voting material for those shares owned by you individually and not under the ESOP.

Sincerely,

/s/ Terry L. Sager

Terry L. Sager
President and Chief Executive Officer

X	PLEASE MARK VOTES	ESOP VOTING INSTRUCTION FORM
	AS IN THIS EXAMPLE	WILLIAM PENN BANCORP, INC.

			With	For
		For	hold	Except
ANNUAL MEETING OF SHAREHOLDERS	1.	The election as director of the
NOVEMBER 3, 2010		nominees listed (except as
marked to the contrary below)

The undersigned hereby instructs the Trustee of the William Penn Bank, FSB		Terry L. Sager
Employee Stock Ownership Plan (the “ESOP”) to vote, as designated		William J. Feeney
below, all the shares of Common Stock of William Penn Bancorp, Inc.
(“Company”) allocated to the ESOP account of the undersigned		INSTRUCTIONS: To withhold authority to vote for any individual
as of September 15, 2010 at the Annual Meeting of Shareholders (the		nominee, mark “For Except” and write the nominee’s name in the space
“Annual Meeting”), to be held at the Hampton Inn & Suites Newtown,		provided below.
1000 Stoney Hill Road, Yardley, Pennsylvania on November 3, 2010,
at 10:00 a.m. and that any and all adjournments thereof, in the following manner.

	For	Against	Abstain
2.	Ratification of the appointment
of S.R. Snodgrass, A.C. as the
Company’s independent auditor
for the fiscal year ending June 30, 2011.

If you return this ESOP Voting Instruction Form, properly
signed, but you do not otherwise specify, shares allocated to your
ESOP account will be voted “FOR” the above listed nominees and
Proposal 2. If you do not return this Voting Instruction Form, your shares will be voted by the Trustee as directed by the ESOP
Committee consisting of the outside directors of the Company’s
Board of Directors.

Please be sure to sign and date	Date
this form in the box below.

Sign above

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION FORM PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.

     The above ESOP participant acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement therefore and the 2010 Annual Report to Shareholders.  Please sign exactly as your name appears on this form.  When signing as attorney, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE FORM IN THE ENVELOPE PROVIDED.